UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported)           October 25, 2005
COCONUT PALM ACQUISITION CORP.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	000-51418	20-2763411

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

595 South Federal Highway, Suite 600, Boca Raton, Florida	33432

(Address of Principal Executive Offices)	(Zip Code)
(Registrant’s telephone number, including area code):           (561) 955-7300
Not Applicable

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On October 25, 2005, Coconut Palm Acquisition Corp. (the “Company”) was informed by Morgan Joseph and EarlyBirdCapital, Inc., as representatives of the underwriters in the Company’s initial public offering, that holders of the Company’s units could separately trade the common stock and warrants included in such units as of such date. The common stock and warrants will be quoted on the OTC Bulletin Board under the symbols CNUT and CNUTW, respectively.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 31, 2005	COCONUT PALM ACQUISITION CORP.
	By:	/s/ Richard C. Rochon
Richard C. Rochon
Chairman and Chief Executive Officer

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